418 P-1

                        SUPPLEMENT DATED OCTOBER 14, 2002
                              TO THE PROSPECTUS OF
                        TEMPLETON GLOBAL INVESTMENT TRUST
                          TEMPLETON LATIN AMERICA FUND
                              DATED AUGUST 1, 2002

On October 11, 2002, Templeton Global Investment Trust's Board of Trustees approved a proposal to merge the Templeton Latin America Fund ("Latin America Fund") into Templeton Foreign Fund ("Foreign Fund"), a series of Templeton Funds, Inc., subject to shareholder approval. Latin America Fund's investment goal is long-term capital appreciation. Foreign Fund's investment objective is long-term capital growth.

It is anticipated that in several months shareholders of Latin America Fund will receive a proxy and proxy statement requesting their votes on the merger. If approved by Latin America Fund shareholders, the merger is currently expected to be completed in late March 2003.

Latin America Fund will be closed to new investors after the close of market on October 31, 2002. If you are a shareholder of record of Latin America Fund as of the close of market on October 31, 2002, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions until the merger is approved by Latin America Fund's shareholders. If the merger is approved by Latin America Fund's shareholders, after that date Latin America Fund also will be closed to purchases by existing shareholders, except through the reinvestment of dividend or capital gain distributions or through established automatic investment plans.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account in Latin America Fund after October 31, 2002, your account in Latin America Fund will be closed and you will not be allowed to buy additional shares of Latin America Fund or to reopen your account in Latin America Fund. If you sell your shares in Latin America Fund, you may reinvest some or all of the proceeds in most of the other Franklin Templeton funds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class.

              PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.